Toroso Newfound Tactical Allocation Fund
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated September 23, 2015, to the
Summary Prospectus dated May 4, 2015, and
Prospectus and Statement of Additional Information dated May 1, 2015

As disclosed in a supplement dated August 3, 2015, the Board of Trustees of the Trust (the “Board”) previously approved a Plan of Liquidation (the “Plan”) that authorized the termination, liquidation and dissolution of the Toroso Newfound Tactical Allocation Fund (the “Fund”), and pursuant to the Plan the Fund was closed to new investment effective August 3, 2015.

Based on the recommendation of Liberty Street Advisors, Inc. (“Liberty Street”), the investment advisor to the Fund, the Board subsequently determined that abandonment of the Plan would be in the best interests of the Fund and its shareholders and approved abandonment of the Plan. Effective immediately, the Fund is open to new investment.

Please contact the Fund at 1-800-207-7108 if you have any questions or need assistance.